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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-8098

Strong Asia Pacific Fund, Inc.,

on behalf of Strong Asia Pacific Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

International

Funds

Strong Asia Pacific Fund

Strong Overseas Fund

ANNUAL REPORT    |    December 31, 2004

Strong

International

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Market Update From Dick Weiss January 1, 2004, to December 31, 2004

It’s indisputable: When it comes to the stock market, resolution brings results.

We saw this clearly at the tail end of 2004. The market as a whole had wandered aimlessly for the first 10 months of the year, spooked by uncertainty over the outcome of a contentious U.S. Presidential Election and our continuing involvement in Iraq. With George W. Bush’s reelection in November, the market surged, driven by the knowledge that there would be no change of administration in Washington and the U.S. commitment to democratize Iraq would continue.

One issue that currently weighs on the markets is inflation. There was tremendous inflation at the raw material level in both 2003 and 2004, but it has not shown up in any marked degree in the Consumer Price Index (CPI). The most obvious example occurred in the energy sector, where oil rose well above $50 per barrel. Historically, that sort of spike in oil prices would have dramatically (and negatively) impacted the average American’s financial affairs. This time, however, it did not.

Why? Because rather than pass on those increasing raw material costs to customers, most companies chose to take the hit themselves, largely because demand seemed soft. It seems to me that the tricky question is whether companies will continue to absorb higher prices for raw materials (thus depressing profit margins) or, rather, pass those costs along to the public.

In any event, it’s clear that there’s a lot more inflation in the system than is reflected in the CPI. Hence, it’s become a matter of how that inflation will be managed — and by whom.

It’s also worth noting that there are deflationary pressures afoot in the world’s economy today. China, absorbing millions of new workers into its labor pool, is exporting cheap goods around the globe. The United States is the destination for a disproportionate share of that production, and the Chinese are financing our purchases. For the moment, that practice has helped to prop up the U.S. dollar. In the long run, it has unsettling implications.

As we look at 2005, there are a lot of moving parts out there — inflation, deflation, Iraq, China, the ups-and-downs of the U.S. dollar, and the mind-boggling developments in technology with their transformative effects on both our corporate and personal lives. Rapidly aging populations in Europe and China will cause seismic demographic shifts that we believe will have a long-term, dramatic effect on the world economy and markets.

Thanks for your continued investment.

Richard T.Weiss

Strong Financial Corporation

Strong Asia Pacific Fund

The Strong Asia Pacific Fund returned 20.45% during the year that ended December 31, 2004. The Fund slightly underperformed its broad-based benchmark, the MSCI AP Index, which gained 22.20% during the same period. The major reason for the underperformance is that the benchmark does not include Japanese stocks, while the Fund does. Japan’s stock market lagged other Asian markets during the period.

The Fund, however, had a strong showing against the average of its peer group, the Lipper Pacific Region Funds Index, which returned 14.72%.

North and South

Across Asia, economic growth was generally robust, resulting in a broadly positive environment for stocks despite the lingering effects of terrorism and the ongoing negative impact of soaring oil prices. Two of the “big three” economies in the region, China and India, generated dynamic economic expansion in 2004. In the third, Japan, growth remained muted but at least showed some recovery from recent bleak years.

Elsewhere in the region, Taiwan and Korea encountered difficulty — Taiwan because of a still-challenged technology industry and Korea by ongoing sluggishness in spending and excessive personal debt. Thailand, Indonesia, Malaysia, and Singapore, however, enjoyed solid economic performance.

In general, South Asia’s increasingly emerging, commodity-related markets outperformed the larger, more mature, more technology-centered markets of North Asia. Indonesia, the Philippines, and New Zealand were the best-performing stock markets during 2004, while Japan, Taiwan, Thailand, and, especially, China fared less well. Investors in China took profits when the government introduced austerity measures to calm fears of an overheated economy. Toward the end of the year, rumors and evidence of accounting problems and a lack of transparency in financial reporting also hurt certain stocks in China.

Country weightings and stock selection

The Fund benefited from significant weightings in Singapore, Malaysia, Australia, and, to a lesser extent, New Zealand. At the same time, performance was hurt by our allocation to Japan which rose less than other markets in the region. Also detracting from results was our caution about the region’s two riskiest markets, Indonesia and the Philippines. Our benchmark-level weighting in Indonesia did not take full advantage of Indonesia’s stellar 45% gain, while we almost entirely missed out on the Philippines’ 26% increase.

We were successful in adding value through the Fund’s exposure to some of the year’s best-performing names, especially those in the mid- and small-cap categories. India, for example, was a source of strong returns. While the country’s stock market rose 13% in 2004, three of our investments in the country — Pantaloon Retail, Indian Hotels, and Tata Consultancy Service — gained 123%, 21%, and 21%, respectively, since the Fund bought them.

Two of these names offer insight into two of our favorite investing themes during the year. Retailer Pantaloon is a play on the expanding Asian middle class, which has become increasingly affluent and shown a greater propensity to consume and live a more “Western” lifestyle. Other stocks owned during the period based on this theme were Hong Kong-based Midland Realty (realtor) and Beauty China Holdings (cosmetics); Taiwan-based Sinyi Realty Estate (realtor); Thailand-based Major Cineplex (movie theaters) and Bumrungrad Hospital (private hospitals); and Australia Based Publishing and Broadcasting (media and casino gaming in Macao, China).

The Fund’s investment in Indian Hotels represented a refinement of that theme by focusing on leisure and tourism stocks. Residents of a growing number of Asian countries have acquired the means to travel more frequently, which we believe benefits hotels, airlines, and related businesses. Examples of companies in the portfolio during the period that we thought would benefit from this trend included Hong Kong’s Shangri-La Asia (hotels) and Travelsky (travel agency), Singapore’s SIA Engineering (airline services), and Thailand’s Royal Garden Resorts (hotels).

Risks and opportunities

Given the continuing healthy outlook for India and China, as well as improving financial property and financial markets throughout most of Asia, we expect the region may enjoy another solid year in 2005.

Potential pitfalls, as always, remain — natural disasters such as the recent tsunami, higher energy and commodity prices, and the ongoing threat of terrorism. On the whole, however, we are optimistic. From an investor’s perspective, we consider Asian governments to be of a higher caliber than in the past. Also, with Asian currencies likely to strengthen further against the U.S. dollar, we believe that the region will attract significant new capital inflows.

The Fund is expected to reorganize into the Wells Fargo Advantage Asia Pacific Fund, the successor to the Strong Asia Pacific Fund, on or about April 11, 2005.

Thank you for your continued investment in the Asia Pacific Fund.

Anthony L.T. Cragg

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Source: Frank Russell Company via Factset
Fund Highlights are continued on next page.

Strong Asia Pacific Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex Japan (“MSCI AP”) IndexSM and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The MSCI AC (All Country) Asia Pacific Free ex Japan (“MSCI AP”) IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific Region Funds Index is the average of the 30 largest funds in the Lipper Pacific Region Funds Category. These funds concentrate investments in equity securities with primary trading markets or operations concentrated in the western pacific basin region or single country within this region. Source of the MSCI AP Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Countries

Percent of Net Assets, as of 12-31-04

Japan	17.7%
Singapore	16.9%
Taiwan	8.1%
Bermuda	6.4%
Australia	6.1%
South Korea	6.1%
India	5.6%
Hong Kong	4.9%
Malaysia	3.9%
Thailand	3.7%

Top Ten	79.4%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1],2
1-year	20.45%
5-year	-0.36%
10-year	3.36%
Since Fund Inception (12-31-93)	2.55%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

Performance:

[2]	The Fund has a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Financial Services — Miscellaneous	8.0%
Diversified Operations	5.9%
Real Estate Operations	5.5%
Metal Ores — Miscellaneous	5.1%
Finance — Index Tracking Funds	4.6%
Leisure — Hotels & Motels	4.4%
Banks — Foreign	3.7%
Finance — Investment Brokers	3.4%
Real Estate Development	2.8%
Commercial Services — Miscellaneous	2.4%

Top Ten	45.8%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign companies often present more risk because of currency exchange fluctuation, government regulations, and the potential for political and economic instability. These risks are generally intensified in emerging markets. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: regional risk, small-company risk, and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

Strong Overseas Fund

The Strong Overseas Fund rose 18.29% during the year ending December 31, 2004. This return trailed the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, which returned 20.25% during the same period.

The Fund’s performance was helped by positive stock selection. Favorable country allocation also added to performance. In particular, an overweight in Canada as well as emerging markets, especially Latin American countries such as Mexico and Brazil, helped results. The Fund also benefited from underweightings in Japan and the United Kingdom, which underperformed the index during the period.

By contrast, sector allocation, especially an overweighting in consumer staples, detracted from results. However, the main reason the Fund lagged the MSCI EAFE was a lack of sufficient exposure to certain foreign currencies. Especially during the fourth quarter of 2004, many currencies experienced significant appreciation against the U.S. dollar. The Fund was over-represented in countries whose currencies did not see the strongest relative performance. For example, currencies in Canada, Brazil, Hong Kong, Singapore and Mexico — all markets we overweighted — rose an estimated average of 3.7% during the year’s final three months. By contrast, the euro, yen and British pound gained over 7% against the dollar. Our underweighting in Europe, including the U.K., and in Japan hurt relative performance when investment gains were translated back to dollars.

Strong fourth quarter for global equities

Major global stock markets found themselves stuck in trading ranges for most of the first three-quarters of the year. During this period of investor malaise, high-quality, large-capitalization stocks came back into favor. This trend helped the Fund’s performance because our investment style has always favored companies with stable earnings growth, strong balance sheets and sound management practices — the very qualities being rewarded by the market.

In the fourth quarter, however, global investors once again became more risk tolerant. In their view, the fall in oil prices and the apparent success of China’s efforts to stabilize its economy were beneficial to global growth. Investors also believed that the re-election of President Bush would generate more initiatives to stimulate the U.S. economy. As in 2003, global investors favored emerging markets and small-capitalization stocks.

Stock selection helped

Positive security selection provided the strongest contribution to the Fund’s performance. Stock picks in the materials and energy sectors were particularly helpful. We have emphasized these two sectors for two years now because we believed that commodity prices would increase, based on tight supplies and growing demand, especially from China. Commodity prices did indeed increase during 2004, and portfolio holdings benefiting from this trend included BHP Billiton, an Australian mining and oil company; Companhia Vale do Rio Doce, a Brazilian iron ore miner; Encana, a Canadian energy company; and ENI, an Italian energy company. As valuations rose throughout the year, we believed that these sectors became less compelling, so we took profits in large holdings and reduced our overweight positions.

By contrast, results were dragged down by the lackluster performance of global consumer staples stocks. For example, European stocks in this sector, such as French beauty products maker L’Oreal and Swiss food company Nestlé were hurt by weakness in the U.S. dollar, increasingly tough earnings comparisons, and compressed profit margins related to higher raw material costs.

Results from our investments in Asia were mixed. The Fund benefited from strong stock selection in Hong Kong as real estate prices continued to rebound. For example, Swire Pacific, with interests in office real estate and aviation, saw its share price increase along with expectations for the local economy. Performance from Japanese holdings was more subdued. The Fund benefited from positions in major exporters such as Hitachi and Toyota as well as retailer Daimaru, which gained along with Japan’s economy. However, the Fund’s underweighting in Japanese financial stocks, which rebounded sharply during the year’s fourth quarter, detracted from results.

Risks and opportunities

International investors face a number of risks in the year ahead, including the potential for more geopolitical instability; further U.S. dollar depreciation leading to faster Federal Reserve rate hikes; and disappointing European economic growth causing a slowdown in earnings. On the other hand, an unexpected drop in oil prices would be very beneficial to the economy. Also, if the Bush administration’s fiscal policies can stimulate the U.S. economy, our trading partners may benefit as well. A healthy economy in China would have a similar effect on its own trading partners, especially in Asia.

We are looking for an increasingly risk-averse investment environment in 2005, which may favor high-quality, largecap stocks. However, after two consecutive years of strong returns, it is reasonable to expect that global markets may lack clear near-term direction.

Effective January 1, 2005, Mark Beale and Richard D. Lewis of New Star Institutional Managers Limited became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Overseas Fund, the successors to the Strong Overseas Fund, on or about April 11, 2005.

Thank you for your investment in the Strong Overseas Fund.

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend, or growth).

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Fund Highlights are continued on next page.

Strong Overseas Fund

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) IndexSM and the Lipper International Multi Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Multi Cap Core Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper. It is not possible to invest directly in an index.

Top Countries

Percent of Net Assets, as of 12-31-04

Japan	19.9%
United Kingdom	17.9%
France	11.1%
Switzerland	7.0%
Germany	6.7%
Netherlands	4.8%
Singapore	3.6%
Italy	3.5%
Mexico	3.1%
Hong Kong	3.0%

Top Ten	80.6%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1,2]
1-year	18.29%
5-year	-7.62%
Since Fund Inception (6-30-98)	5.10%

Institutional Class[1,2,3]
1-year	19.26%
5-year	-7.38%
Since Fund Inception (6-30-98)	5.30%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[2]	The Fund has a redemption fee of 1.00% against shares that are held 30 calendar days or fewer after purchase. Performance data does not reflect the deduction of this fee, which, if reflected, would reduce the performance.
[3]	The performance of the Institutional Class shares prior to 12-31-02 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares. From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing. Please consult a prospectus for information about all share classes.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — International Integrated	8.4%
Banks — Money Center	8.1%
Banks — Foreign	6.6%
Diversified Operations	5.6%
Food — Miscellaneous Preparation	4.8%
Medical — Ethical Drugs	4.1%
Medical — Products	3.5%
Telecommunications — Cellular	3.5%
Telecommunications — Services	3.4%
Metal Ores — Miscellaneous	3.0%

Top Ten	51.0%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign companies often present more risk because of currency exchange fluctuation, government regulations, and the potential for political and economic instability. These risks are generally intensified in emerging markets. Consult the Fund’s prospectus for additional information on these and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Asia Pacific Fund	Investor	1.86%	$1,000.00	$1,160.50	$10.10	$1,015.79	$9.42
Strong Overseas Fund	Investor	1.43%	$1,000.00	$1,133.00	$7.67	$1,017.95	$7.25
	Institutional	0.83%	$1,000.00	$1,138.50	$4.46	$1,020.96	$4.22

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	These ratios do not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG ASIA PACIFIC FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 92.7%
Australia 6.1%
Norwood Abbey, Ltd. (b)	1,110,000	$546,783
Oxiana, Ltd. (b)	2,300,000	1,780,386
Publishing & Broadcasting, Ltd.	135,000	1,847,239
WMC Resources, Ltd.	200,000	1,129,064
Zinifex, Ltd. (b)	1,300,000	2,378,540

		7,682,012
Bermuda 6.4%
BIL International, Ltd.	1,925,000	1,156,227
Midland Realty (Holdings), Ltd.	2,130,000	1,205,821
Noble Group, Ltd.	2,070,000	1,839,605
Playmates Holdings, Ltd.	8,700,000	1,768,588
Shangri-La Asia, Ltd.	1,463,035	2,145,903

		8,116,144
Canada 0.8%
Sino-Forest Corporation (subordinate voting) (b)	150,000	430,251
Sino-Forest Corporation Class A (b)	225,000	645,376

		1,075,627
Cayman Islands 3.6%
Beauty China Holdings, Ltd.	4,250,000	1,654,051
Daqing Petroleum and Chemical Group, Ltd. (b)	21,700,000	1,479,742
Heng Tai Consumables Group, Ltd.	7,780,000	1,441,427

		4,575,220
China 2.3%
The China Heartland Fund, Ltd. (Acquired 6/19/99; Cost $53,770) (b) (c) (f)	10,754	41,080
Travelsky Technology, Ltd.	1,980,000	1,604,930
Yantai North Andre Juice Company, Ltd.	9,200,000	1,207,365

		2,853,375
Hong Kong 4.9%
China Insurance International Holdings Company, Ltd.	2,524,000	1,031,059
First Pacific Company, Ltd. (b)	4,700,000	1,254,777
Guoco Group, Ltd.	213,000	2,082,781
Zijin Mining Group Company, Ltd.	4,050,000	1,836,811

		6,205,428
India 5.6%
I-Flex Solutions, Ltd.	87,000	1,282,460
Indian Hotels Company, Ltd. (b)	202,200	2,567,374
Pantaloon Retail India, Ltd.	90,000	1,525,087
Tata Consultancy Services, Ltd.	53,562	1,657,783

		7,032,704
Indonesia 2.0%
Bank Internasional Indonesia Tbk PT (b)	123,900,000	2,491,957
Japan 17.7%
Aruze Corporation (b)	74,800	1,914,494
Dentsu, Inc.	480	1,294,965
iShares MSCI Japan Index Fund	216,700	2,366,364
Jafco Company, Ltd.	26,000	1,773,290
Japan Wind Development Company, Ltd. (b)	850	1,370,670
Koyo Seiko Company, Ltd.	112,000	1,585,056
Mitsubishi Tokyo Financial Group, Inc.	250	2,562,951
Nomura Holdings, Inc.	185,000	2,708,447
Pacific Metals Company, Ltd. (b)	280,000	1,183,070
Sumitomo Realty & Development Company, Ltd.	160,000	2,089,285
Toyota Motor Corporation	33,600	1,380,275
USS Company, Ltd.	13,800	1,159,944
Village Vanguard Company, Ltd. (b)	124	977,328

		22,366,139
Malaysia 3.9%
Asas Dunia BHD (f)	4,000,000	$889,591
iShares MSCI Malaysia	160,900	1,150,435
Media Prima BHD (b)	1,478,500	665,413
Pos Malaysia & Services Holdings BHD	3,257,000	2,228,767

		4,934,206
New Zealand 1.2%
CanWest MediaWorks NZ, Ltd. (b)	1,000,000	1,543,055
Singapore 16.9%
Allgreen Properties, Ltd.	1,870,000	1,237,803
The Ascott Group, Ltd.	5,334,000	1,373,057
Capitaland, Ltd.	970,000	1,266,303
Creative Technology, Ltd.	122,000	1,824,467
DBS Group Holdings, Ltd.	119,000	1,174,246
Fortune Real Estate Investment Trust	2,612,000	2,117,211
Fu Yu Corporation, Ltd.	2,700,000	1,605,173
Goodpack, Ltd.	2,100,000	1,557,367
Kim Eng Holdings, Ltd.	3,120,000	2,371,169
KS Tech, Ltd.	575,000	303,077
San Teh, Ltd. (f)	2,297,000	549,050
SBS Transit, Ltd.	1,658,000	1,727,507
SIA Engineering Company, Ltd.	970,000	1,325,754
Singapore Press Holdings, Ltd.	620,725	1,750,021
Yellow Pages, Ltd. (b)	1,130,000	1,218,926

		21,401,131
South Korea 6.1%
Cheil Communications, Inc. (b)	11,800	1,714,445
Entergisul Company, Ltd. (b)	95,218	1,973,897
LG Electronics, Inc. (b)	32,100	1,985,372
Samsung Securities Company, Ltd.	82,000	1,979,694

		7,653,408
Taiwan 8.1%
AcBel Polytech, Inc.	1,655,000	1,595,558
Fuhwa Financial Holdings Company, Ltd.	2,420,000	1,334,279
Gamania Digital Entertainment Company, Ltd. (b)	2,350,000	1,384,531
iShares MSCI Taiwan Index Fund	196,000	2,363,760
Premier Image Technology Corporation	1,700,000	1,676,434
Sinyi Realty Company, Ltd.	793,000	1,948,771

		10,303,333
Thailand 3.7%
Aapico Hitech PCL (Non-Voting Depositary Receipt)	1,500,000	1,276,704
Bumrungrad Hospital PCL	1,785,000	702,495
Major Cineplex Group PCL	2,075,000	710,360
Royal Garden Resort PCL	12,000,000	895,753
Thai Military Bank PCL (b)	11,202,700	1,085,628

		4,670,940
United Kingdom 2.0%
Guinness Peat Group PLC	1,639,259	2,552,997
United States 1.4%
Macquarie Infrastructure Company Trust (b)	60,000	1,761,000

Total Common Stocks (Cost $102,600,311)		117,218,676

Warrants 0.2%
Malaysia
Talam Corporation BHD, Expire 11/09/05	3,290,700	246,835

Total Warrants (Cost $371,453)		246,835

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG ASIA PACIFIC FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Short-Term Investments (a) 5.4%
Cayman Islands
ING Bank N.V. Cayman Islands Time Deposit	$6,800,000	$6,800,000
U.S. Cayman Eurodollar Call Deposit	5,154	5,154

Total Short-Term Investments (Cost $6,805,154)		6,805,154

Total Investments in Securities (Cost $109,776,918) 98.3%		124,270,665
Other Assets and Liabilities, Net 1.7%		2,123,887

Net Assets 100.0%		$126,394,552

STRONG OVERSEAS FUND
	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.4%
Australia 2.5%
BHP Billiton, Ltd.	100,222	$1,202,097
BlueScope Steel, Ltd.	90,691	585,018
iShares MSCI Australia Index Fund	71,300	1,190,710

		2,977,825
Belgium 1.0%
Fortis	43,000	1,186,918
Brazil 2.9%
Companhia Vale do Rio Doce Sponsored ADR	62,600	1,816,026
Petroleo Brasileiro SA Petrobras Sponsored ADR	42,900	1,706,562

		3,522,588
Canada 2.7%
Bank of Nova Scotia	36,400	1,235,288
Encana Corporation	36,155	2,067,163

		3,302,451
Finland 1.1%
UPM-Kymmene Oyj	57,600	1,272,331
France 11.1%
BNP Paribas SA	25,000	1,807,403
Business Objects SA Sponsored ADR (b)	59,000	1,495,060
Essilor International SA	35,050	2,740,786
Groupe Danone	28,080	2,588,060
L’Oreal SA	19,925	1,509,417
Sanofi-Aventis	17,750	1,415,675
Total SA	7,900	1,721,990

		13,278,391
Germany 6.7%
E.On AG (b)	19,100	1,732,507
Fresenius Medical Care AG (b)	19,200	1,544,512
Puma AG	5,000	1,373,285
Schering AG (b)	21,000	1,560,701
Siemens AG (b)	21,200	1,791,462

		8,002,467
Hong Kong 3.0%
Hutchison Whampoa, Ltd.	154,300	1,444,273
Swire Pacific, Ltd. A Shares	264,500	2,212,022

		3,656,295
Ireland 0.9%
Bank of Ireland	66,400	1,103,296
Connemara Green Marble Quarries PLC (Acquired 11/21/96 - 6/30/97; Cost $635,000) (b) (c) (d) (f)	254,000	—

		1,103,296
Italy 3.5%
ENI Spa	72,200	$1,805,995
Telecom Italia Spa	417,099	1,699,191
UniCredito Italiano Spa	113,400	650,900

		4,156,086
Japan 19.9%
Canon, Inc.	28,200	1,532,856
The Daimaru, Inc.	139,000	1,138,313
Disco Corporation	36,100	1,659,308
East Japan Railway Company	235	1,310,344
Hitachi, Ltd.	244,500	1,707,215
House Foods Corporation	87,600	1,266,922
Isetan Company, Ltd.	52,900	619,818
Kansai Paint Company, Ltd.	193,000	1,171,071
Komatsu, Ltd.	206,900	1,452,997
Mitsubishi Electric Corporation	222,300	1,092,036
Mitsubishi Heavy Industries, Ltd.	421,300	1,201,017
Mitsui Sumitomo Insurance Company	204,000	1,780,509
Nippon Telegraph & Telephone Corporation	340	1,540,365
Sharp Corporation	74,500	1,220,963
Tokyo Gas Company, Ltd.	384,600	1,579,411
TOTO, Ltd.	131,000	1,253,607
Toyota Motor Corporation	27,850	1,144,067
Uni-Charm Corporation	23,000	1,106,135

		23,776,954
Mexico 3.1%
America Movil SA de CV	519,000	1,363,016
Cemex SA de CV Sponsored ADR	37,400	1,362,108
Wal-Mart de Mexico SA de CV	280,500	967,763

		3,692,887
Netherlands 4.8%
ING Groep NV	86,000	2,596,638
Koninklijke Philips Electronics NV Sponsored ADR - New York Registry Shares	48,700	1,290,550
Royal Dutch Petroleum Company - New York Shares	18,500	1,061,530
STMicroelectronics NV	40,000	778,574

		5,727,292
Singapore 3.6%
DBS Group Holdings, Ltd.	210,800	2,080,093
Flextronics International, Ltd.(b)	100,000	1,382,000
Singapore Telecommunications, Ltd.	588,720	858,760

		4,320,853
South Africa 0.8%
Gold Fields, Ltd. Sponsored ADR	79,400	990,912
South Korea 1.0%
Samsung Electronics Company, Ltd.	2,900	1,260,174
Spain 2.8%
Banco Santander Central Hispano SA (b)	114,100	1,411,908
Telefonica SA Sponsored ADR	33,907	1,915,746

		3,327,654
Sweden 2.1%
Autoliv, Inc.	25,600	1,224,535
Sandvik AB	32,800	1,321,294

		2,545,829
Switzerland 7.0%
Nestle SA	7,540	1,963,422
Novartis AG Sponsored ADR	38,320	1,936,693
Roche Holding AG (non-voting) (b)	10,800	1,236,832

STRONG OVERSEAS FUND (continued)

	Shares or Principal Amount	Value (Note 2)
UBS AG Registered	20,950	$1,752,160
Zurich Financial Services AG (b)	8,700	1,445,346

		8,334,453
United Kingdom 17.9%
Boots Group PLC	66,240	832,802
BP PLC Sponsored ADR	29,800	1,740,320
Diageo PLC	86,700	1,235,538
GlaxoSmithKline PLC Sponsored ADR	30,800	1,459,612
HBOS PLC	87,500	1,423,156
HSBC Holdings PLC (Hong Kong Regulated)	78,400	1,341,585
HSBC Holdings PLC	37,000	623,791
Kingfisher PLC	212,000	1,259,493
Lloyds TSB Group PLC	146,300	1,327,254
Reed Elsevier PLC	111,000	1,022,975
Royal Bank of Scotland Group PLC	86,800	2,916,772
Tesco PLC	340,400	2,100,665
United Utilities PLC	108,000	1,305,007
Vodafone Group PLC	1,041,000	2,820,251

		21,409,221

Total Common Stocks (Cost $82,334,286)		117,844,877

Short-Term Investments (a) 2.3%
Repurchase Agreements (e)
United States
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $2,798,898); Collateralized by: United States Government & Agency Issues	$2,798,700	2,798,700

Total Short-Term Investments (Cost $2,798,700)		2,798,700

Total Investments in Securities (Cost $85,132,986) 100.7%		120,643,577
Other Assets and Liabilities, Net (0.7%)		(878,319)

Net Assets 100.0%		$119,765,258

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	Restricted security.
(d)	Affiliated Issuer (See Note 9 of Notes to Financial Statements.)
(e)	See Note 2(J) of Notes to Financial Statements.
(f)	Illiquid security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2004

(In Thousands, Except Per Share Amounts)

Strong Asia Pacific Fund
Assets:
Investments in Securities, at Value – Unaffiliated Issuers (Cost of $109,777)	$124,271
Receivable for Securities Sold	527
Receivable for Fund Shares Sold	638
Other Assets	1,212

Total Assets	126,648

Liabilities:
Payable for Fund Shares Redeemed	166
Accrued Operating Expenses and Other Liabilities	87

Total Liabilities	253

Net Assets	$126,395

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$109,701
Undistributed Net Investment Income (Loss)	747
Accumulated Net Realized Gain (Loss)	1,430
Net Unrealized Appreciation/Depreciation	14,517

Net Assets	$126,395

Capital Shares Outstanding (Unlimited Number Authorized)	12,371

Net Asset Value Per Share – Investor Class	$10.22

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

December 31, 2004

(In Thousands, Except As Noted)

Strong Overseas Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $84,498)	$120,644
Affiliated Issuers (Cost of $635)	—
Receivable for Fund Shares Sold	289
Dividends and Interest Receivable	241
Other Assets	17

Total Assets	121,191

Liabilities:
Payable for Fund Shares Redeemed	1,333
Accrued Operating Expenses and Other Liabilities	93

Total Liabilities	1,426

Net Assets	$119,765

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$115,061
Undistributed Net Investment Income (Loss)	10
Accumulated Net Realized Gain (Loss)	(30,824)
Net Unrealized Appreciation/Depreciation	35,518

Net Assets	$119,765

Investor Class ($ and shares in full)
Net Assets	$119,585,051
Capital Shares Outstanding (Unlimited Number Authorized)	8,959,285

Net Asset Value Per Share	$13.35

Institutional Class ($ and shares in full)
Net Assets	$180,207
Capital Shares Outstanding (Unlimited Number Authorized)	13,496

Net Asset Value Per Share	$13.35

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

(In Thousands)

Strong Asia Pacific Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $212)	$2,430
Interest	120

Total Income	2,550

Expenses:
Investment Advisory Fees	824
Administrative Fees	330
Custodian Fees	210
Shareholder Servicing Costs	433
Other	189

Total Expenses before Expense Waivers and Offsets	1,986
Expense Waivers and Offsets (Note 4)	(66)

Expenses, Net	1,920

Net Investment Income (Loss)	630

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	10,905
Forward Foreign Currency Contracts	(11)
Foreign Currencies	83

Net Realized Gain (Loss)	10,977
Net Change in Unrealized Appreciation/Depreciation on:
Investments	5,994
Foreign Currencies	23

Net Change in Unrealized Appreciation/Depreciation	6,017

Net Gain (Loss) on Investments	16,994

Net Increase (Decrease) in Net Assets Resulting from Operations	$17,624

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended December 31, 2004

(In Thousands)

Strong Overseas Fund
Income:
Dividends – Unaffiliated Issuers (net of foreign withholding taxes of $308)	$3,024
Interest	31

Total Income	3,055

Expenses (Note 4):
Investment Advisory Fees	926
Administrative Fees	370
Custodian Fees	62
Shareholder Servicing Costs	694
Reports to Shareholders	134
Other	136

Total Expenses before Expense Waivers and Offsets	2,322
Expense Waivers and Offsets	(540)

Expenses, Net	1,782

Net Investment Income (Loss)	1,273

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	16,868
Foreign Currencies	27

Net Realized Gain (Loss)	16,895
Net Change in Unrealized Appreciation/Depreciation on:
Investments	1,979
Foreign Currencies	(4)

Net Change in Unrealized Appreciation/Depreciation	1,975

Net Gain (Loss) on Investments	18,870

Net Increase (Decrease) in Net Assets Resulting from Operations	$20,143

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Asia Pacific Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$630	$319
Net Realized Gain (Loss)	10,977	15,683
Net Change in Unrealized Appreciation/Depreciation	6,017	12,451

Net Increase (Decrease) in Net Assets Resulting from Operations	17,624	28,453
Distributions:
From Net Investment Income	(355)	(917)
From Net Realized Gains	(6,204)	—

Total Distributions	(6,559)	(917)
Capital Share Transactions:
Proceeds from Shares Sold	103,961	158,243
Proceeds from Reinvestment of Distributions	6,244	830
Proceeds from Redemption Fees	66	267
Payment for Shares Redeemed	(87,982)	(151,293)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	22,289	8,047

Total Increase (Decrease) in Net Assets	33,354	35,583
Net Assets:
Beginning of Year	93,041	57,458

End of Year	$126,395	$93,041

Undistributed Net Investment Income (Loss)	$747	$355
Transactions in Shares of the Fund:
Sold	10,785	21,777
Issued in Reinvestment of Distributions	644	94
Redeemed	(9,423)	(21,653)

Net Increase (Decrease) in Shares of the Fund	2,006	218

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Overseas Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$1,273	$1,013
Net Realized Gain (Loss)	16,895	(3,312)
Net Change in Unrealized Appreciation/Depreciation	1,975	45,371

Net Increase (Decrease) in Net Assets Resulting from Operations	20,143	43,072
Distributions:
From Net Investment Income:
Investor Class	(1,319)	(1,016)
Institutional Class	(4)	(2)

Total Distributions	(1,323)	(1,018)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(55,184)	29,824

Total Increase (Decrease) in Net Assets	(36,364)	71,878
Net Assets:
Beginning of Year	156,129	84,251

End of Year	$119,765	$156,129

Undistributed Net Investment Income (Loss)	$10	$32

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG ASIA PACIFIC FUND

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002		Dec. 31, 2001	Dec. 31, 2000(b)		Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.98	$5.66	$6.18		$7.13	$7.79		$9.62
Income From Investment Operations:
Net Investment Income (Loss)	0.05	0.03	(0.00	)(c)	(0.06)	(0.00	)(c)	(0.19)
Net Realized and Unrealized Gains (Losses) on Investments	1.75 (d)	3.38 (e)	(0.48)		(0.83)	(0.30)		(1.24)

Total from Investment Operations	1.80	3.41	(0.48)		(0.89)	(0.30)		(1.43)
Less Distributions:
From Net Investment Income	(0.03)	(0.09)	(0.04)		(0.06)	(0.36)		(0.40)
From Net Realized Gains	(0.53)	—	—		—	—		—

Total Distributions	(0.56)	(0.09)	(0.04)		(0.06)	(0.36)		(0.40)

Net Asset Value, End of Period	$10.22	$8.98	$5.66		$6.18	$7.13		$7.79

Ratios and Supplemental Data
Total Return(f)	+20.45%	+60.25%	–7.78%		–12.50%	–3.84%		–16.22%
Net Assets, End of Period (In Millions)	$126	$93	$57		$38	$56		$57
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.8%	2.0%	2.3%		2.4%	2.0	%*	1.7%
Ratio of Expenses to Average Net Assets	1.7%	1.7%	2.0%		2.0%	2.0	%*	1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6%	0.5%	(0.4)%		(0.2)%	(0.3	)%*	(0.3)%
Portfolio Turnover Rate	152.5%	285.9%	158.9%		165.5%	22.9%		181.5%

STRONG OVERSEAS FUND — INVESTOR CLASS

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000(b)	Oct. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.41	$8.69	$10.86	$13.66	$15.17	$14.37
Income From Investment Operations:
Net Investment Income (Loss)	0.14	0.07 (g)	(0.01)	0.01	(0.03)	(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.95	2.72 (d)	(2.16)	(2.63)	(1.48)	0.84

Total from Investment Operations	2.09	2.79	(2.17)	(2.62)	(1.51)	0.80
Less Distributions:
From Net Investment Income	(0.15)	(0.07)	—	(0.18)	—	—

Total Distributions	(0.15)	(0.07)	—	(0.18)	—	—

Net Asset Value, End of Period	$13.35	$11.41	$8.69	$10.86	$13.66	$15.17

Ratios and Supplemental Data
Total Return(f)	+18.29%	+32.16%	–19.98%	–19.15%	–9.95%	+5.57%
Net Assets, End of Period (In Millions)	$120	$156	$84	$25	$41	$45
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.9%	1.9%	2.1%	2.5%	1.9%*	1.8%
Ratio of Expenses to Average Net Assets	1.4%	1.5%	1.8%	1.9%	1.9%*	1.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	0.8%	(0.1)%	0.1%	(1.3)%*	(0.3)%
Portfolio Turnover Rate(h)	21.5%	40.7%	45.9%	169.2%	12.8%	116.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from October to December.
(c)	Amount calculated is less than $0.005.
(d)	Includes $0.01 in redemption fees (Note 2R).
(e)	Includes $0.03 in redemption fees (Note 2R).
(f)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(g)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(h)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG OVERSEAS FUND — INSTITUTIONAL CLASS

	Year Ended
	Dec 31, 2004	Dec 31, 2003
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$11.41	$8.69
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.11 (b)
Net Realized and Unrealized Gains (Losses) on Investments	1.96	2.74

Total from Investment Operations	2.20	2.85
Less Distributions:
From Net Investment Income	(0.26)	(0.13)

Total Distributions	(0.26)	(0.13)

Net Asset Value, End of Period	$13.35	$11.41

Ratios and Supplemental Data
Total Return(c)	+19.26%	+32.77%
Net Assets, End of Period (In Millions)	$0 (d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	0.9%	7.6%
Ratio of Expenses to Average Net Assets	0.9%	0.9%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.9%	1.2%
Portfolio Turnover Rate(e)	21.5%	40.7%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Net investment income (loss) per share represents net investment income (loss) divided by average shares outstanding throughout the year.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong International Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Asia Pacific Fund (a series fund of Strong Asia Pacific Fund, Inc.)

•	Strong Overseas Fund (a series fund of Strong International Equity Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Asia Pacific Fund offers Investor Class shares. Strong Overseas Fund offers Investor Class and Institutional Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Institutional Class shares are generally available to investors that meet certain higher initial investment minimums.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Funds’ Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Funds’ Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at December 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Asia Pacific Fund	$53,770	$41,080	0.0%
Strong Overseas Fund	635,000	—	0.0%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets and indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets and indices, or that the counter party fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid asset equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Funds sell securities short while also holding the long position of the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position of the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counter party. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(K)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations. At December 31, 2004, the Funds had securities on loan.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Funds directed certain portfolio trades to brokers who, in turn, paid a portion of the Funds’ expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Waivers and Offsets reported in the Funds’ Statements of Operations and in Note 4.

(N)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

(R)	Redemption Fees — All share classes of Strong Asia Pacific Fund and Strong Overseas Fund held for thirty calendar days or less after purchase are subject to a redemption fee of 1.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Funds. The amount collected for the period is included in Capital Stock reported in the Statements of Assets and Liabilities and the Statements of Changes in Net Assets or in Note 8.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 0.75%. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. Administration fees, which are established by terms of the administration agreement, are based on an annualized rate of 0.30% for Investor Class shares of Strong Asia Pacific Fund and Strong Overseas Fund, and 0.02% for Strong Overseas Fund – Institutional Class shares. The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Asia Pacific Fund and Strong Overseas Fund Investor Class until May 1, 2005 to keep Net Annual Operating Expenses at no more than 2.00% and 1.50%, respectively. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 11), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.025% for the Strong Asia Pacific Fund and 0.033% for the Strong Overseas Fund from May 21, 2004 until May 21, 2005. However, the Funds are expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees for Investor Class shares are paid at an annual rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agency fees and related services for the Institutional Class shares are paid at an annual rate of 0.015% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Dec. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Asia Pacific Fund	$40,722	$434,391	$2,018	$3,640
Strong Overseas Fund	54,867	695,415	6,535	5,213

4.	Expenses and Expense Waivers and Offsets

For the year ended December 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	Other
Strong Overseas Fund
Investor Class	$369,899	$694,084	$133,868	$7,839
Institutional Class	34	29	—	—

For the year ended December 31, 2004, the expense waivers and offsets are as follows:

	Expense Waivers and Absorptions*	Transfer Agency Banking Credits	Directed Brokerage Credits	Earnings Credits
Strong Asia Pacific Fund	$(32,457)	$—	$(33,145)	$—
Strong Overseas Fund
Investor Class	(475,753)	—	—	—
Institutional Class	(6)	(4)	—	—
Fund Level	(35,133)	—	(28,858)	(28)

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 11. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 11.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Funds’ registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. Strong Asia Pacific Fund and Strong Overseas Fund had minimal borrowings under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Funds under the LOC.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004, are as follows:

	Purchases	Sales
Strong Asia Pacific Fund	$165,435,041	$154,611,843
Strong Overseas Fund	26,090,052	82,270,564

There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of December 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Asia Pacific Fund	$111,047,871	$16,019,488	($2,796,694)	$13,222,794	$3,031,900	$415,909
Strong Overseas Fund	85,267,251	36,270,339	(894,013)	35,376,326	9,591	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Asia Pacific Fund	$5,668,588	$890,450	$—	$—	$916,899	$—
Strong Overseas Fund	1,322,575	—	30,689,835	—	1,017,836	—

For corporate shareholders in the Funds, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited): Strong Asia Pacific Fund 0.0% and Strong Overseas Fund 0.0%.

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows (unaudited): Strong Asia Pacific Fund 13.2% and Strong Overseas Fund 100.0%.

Strong Asia Pacific Fund and Strong Overseas Fund utilized $2,109,978 and $16,736,221, respectively, of their capital loss carryovers during the year ended December 31, 2004.

8.	Capital Share Transactions

	Strong Overseas Fund
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$21,760,089	$50,474,466
Transfer in from Merger (Note 10)	—	42,130,605
Proceeds from Reinvestment of Distributions	1,036,408	807,560
Proceeds from Redemption Fees	1,888	82,919
Payment for Shares Redeemed	(77,979,351)	(63,793,781)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(55,180,966)	29,701,769

INSTITUTIONAL CLASS
Proceeds from Shares Sold	26,718	130,555
Proceeds from Reinvestment of Distributions	3,408	1,719
Proceeds from Redemption Fees	2	41
Payment for Shares Redeemed	(32,774)	(10,099)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,646)	122,216

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(55,183,612)	$29,823,985

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,808,766	5,395,391
Transfer in from Merger (Note 10)	—	5,075,976
Issued in Reinvestment of Distributions	78,032	71,339
Redeemed	(6,600,661)	(6,562,498)

Net Increase (Decrease) in Shares	(4,713,863)	3,980,208

INSTITUTIONAL CLASS
Sold	2,251	14,674
Issued in Reinvestment of Distributions	256	152
Redeemed	(2,768)	(1,069)

Net Increase (Decrease) in Shares	(261)	13,757

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended December 31, 2004, is as follows:

	Balance of Shares Held Jan. 1, 2004	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Dec. 31, 2004	Value Dec. 31, 2004	Investment Income Jan. 1, 2004- Dec. 31, 2004	Realized Gain/Loss on Sales
Strong Asia Pacific Fund
Chonburi Concrete	—	7,335,000	(7,335,000)	—	$—	$—	$(682,302)

Strong Overseas Fund
Connemara Green Marble Quarries PLC	254,000	—	—	254,000	—	—	—

10.	Acquisition Information

Effective March 28, 2003, Strong Overseas Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund. Strong Overseas Fund issued 5,075,976 Investor Class shares (valued at $42,130,605) for the outstanding shares of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund on March 28, 2003. The aggregate net assets of Strong Overseas Fund, Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund immediately before the acquisition were $81,691,826, $1,831,037 and $40,299,568, respectively. The combined net assets of Strong Overseas Fund immediately after the acquisition were $123,822,431. The net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund included net unrealized depreciation on investments of $76,881 and $7,126,934, respectively. The net assets of Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund included accumulated net realized losses of $1,451,867 and $54,588,078, respectively. Subject to IRS regulations, Strong Overseas Fund may use $655,166 and $14,421,926, of capital loss carryovers from Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund, respectively.

11.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

12.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong International Funds:

We have audited the accompanying statements of assets and liabilities of Strong Asia Pacific Fund and Strong Overseas Fund (both collectively constituting Strong International Funds, hereafter referred to as the “Funds”), including the schedules of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Asia Pacific Fund

At a Special Meeting of the Shareholders of the Fund held on December 22, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Asia Pacific Fund into the Wells Fargo Advantage Asia Pacific Fund.

For	Against	Abstain
5,768,758.157	315,658.534	131,123.755

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,746,594.781	325,901.801	143,043.864

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
5,754,163.072	319,921.829	141,455.545

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
6,215,540.446	—	—

Results of Special Meeting of Shareholders of Strong Overseas Fund

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Overseas Fund into the Wells Fargo Advantage Overseas Fund.

For	Against	Abstain
5,651,392.202	153,659.654	60,146.604

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,628,440.728	159,757.897	76,999.835

To approve an interim sub-advisory agreement with New Star Institutional Managers Limited.

For	Against	Abstain
5,626,268.563	158,345.024	80,584.873

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
5,865,198.460	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

NOTES

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48476 02-05

AINT/WH2930 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Asia Pacific Fund, Inc.	$9,779	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Asia Pacific Fund, Inc.	$17,184	$0	$12,354	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Asia Pacific Fund, Inc., on behalf of Strong Asia Pacific Fund

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005